Investor Presentation September 2018

Forward-looking Statements & Non-GAAP Financial Information TECHNOLOGY | INNOVATION | SOLUTIONS Forward-Looking Language This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, our guidance relating to revenue, adjusted earnings from operations and cash and cash equivalent balance, and statements we make regarding continuing sales momentum, future market demand for our products and solutions, our ability to achieve revenue and profitability growth, and improvements in financial results and shareholder value. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our ability to achieve operational efficiencies and meet customer demand for products and services and the risks described in the Company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K and Form 10-Q. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted EBITDA and adjusted earnings from operations. Management believes that such information can enhance investors' understanding of the company's ongoing operations. See the accompanying table below for a reconciliation of adjusted EBITDA and adjusted earnings from operations to the most closely related GAAP measure. 2

WHO WE ARE / WHAT WE DO

Agilysys Mission TECHNOLOGY | INNOVATION | SOLUTIONS HELP OUR CUSTOMERS IMPROVE GUEST EXPERIENCE AND LOYALTY WHATEVER IT TAKES, INCLUDING INTEGRATION WITH 3rd PARTY PARTNERS WITH DEDICATION TO PAST, PRESENT & FUTURE CUSTOMER INVESTMENTS IN OUR PRODUCTS AND SERVICES 4

Agilysys Overview TECHNOLOGY | INNOVATION | SOLUTIONS • Agilysys is a Technology Solutions Company Exclusively SaaS/On-Prem Reservations Focused on the Hospitality Industry Solutions Analytics Guest • Our Solutions Are Mission Critical to Core Hospitality Operations Optimization Value - These Systems Are Required to Run the Hospitality Business • Our Software Solutions Drive Substantial Customer Benefits, Staff Payment Including Increased Revenue, Reduced Cost, Enhanced Guest Mobility Experiences and Improved Employee Morale Guest Facing Guest • Offices in 11 Locations Globally with Corporate Headquarters in Terminals Connections Guest Alpharetta, Georgia Self-service $127.5M 55% 30% 26% Total Recurring Revenue as a SaaS Revenue as a % TTM* SaaS Revenue Revenue % of Total Revenue of Recurring Revenue Growth Rate Note: Revenue data is for the trailing twelve months ended June 30, 2018. *Trailing twelve months ended June 30, 2018. 5

We Provide Industry Leading Hospitality Solutions TECHNOLOGY | INNOVATION | SOLUTIONS PROPERTY POINT-OF-SALE MANAGEMENT 61% of Revenue 27% of Revenue F&B Solutions Lodging Solutions ~48k end points at 6/30/18 ~264k rooms at 6/30/18 +18% since 6/30/17 +6% since 6/30/17 9% of Revenue DOCUMENT INVENTORY & 3% MANAGEMENT PROCUREMENT of Revenue 93% 7% Product Technology of Revenue of Revenue WELL-ESTABLISHED rGUEST 6 Note: Revenue contribution figures represent percentage for the trailing twelve months ended June 30, 2018.

Agilysys Products TECHNOLOGY | INNOVATION | SOLUTIONS Well-Established rGuest Food & Beverage Lodging Cross-Functional 7

What Sets Agilysys Apart TECHNOLOGY | INNOVATION | SOLUTIONS Pure Hospitality Hospitality is all We Do Because our Business is 100% Focused on this Industry Comprehensive Solutions Agilysys has the Broadest Software Offerings with the Deepest Functionality in the Market Obsessively Customer Centric We are Obsessive About Putting our Customers at the Center of Everything We Do 8

What Makes Agilysys Solutions Different? TECHNOLOGY | INNOVATION | SOLUTIONS Average Customer Life Staff From Line Level Roles Within Greater Than 10 Years Industries We Serve World Class Customer Best Practice Solution Service Capabilities ContinuousCompetitive End-to-End Guest ImprovementStrengths Scalable to Largest Lifecycle Solutions Global Properties rGuest – Single Platform Agility to Meet Custom Across POS and PMS Requirements Single View of Guest Enterprise Level Architecture 9

We Serve Leading Hospitality Brands TECHNOLOGY | INNOVATION | SOLUTIONS Gaming – 54% of Revenue Hotels, Resorts and Cruise – 25% of Revenue FoodFood Service – 19% of Revenue Restaurants, Universities, Stadia and Healthcare – 2% of Revenue Note: Revenue contribution figures represent percentage for the trailing twelve months ended June 30, 2018. 10

Strategic Initiatives TECHNOLOGY | INNOVATION | SOLUTIONS INCREASED PRODUCT DEVELOPMENT VELOCITY GREATER PROCESS EFFICIENCIES INNOVATION AND EXECUTION GOALS EMPLOYEE & LEADERSHIP DEVELOPMENT PROFITABLE REVENUE GROWTH INTERNATIONAL EXPANSION 11

Recent Achievements Fiscal 2017 Q4 began a focus on cost control and TECHNOLOGY | INNOVATION | SOLUTIONS aligning Achievements Under New Management Team: resources to position Agilysys • Three Consecutive Quarters of Sequential Revenue Growth for consistent profitable growth • Record Revenue Achieved in Q1 FY19 (June 2018) • Expect Approximately 10% Year-Over-Year Revenue Growth in Fiscal 2019 Compared to Fiscal 2018 • 13 Consecutive Quarters of Double Digit SaaS Revenue Growth • SaaS Revenue Accounts for 30% of Trailing Twelve Month Overall Recurring Revenue • Two Consecutive Quarters of Positive Adjusted Earnings from Operations (AOE) • First Time the Company has Generated Positive AOE Since Transforming Into a Pure-Play Hospitality Software Solutions Technology Provider in July 2013 • More Than Doubled the Number of Software Development Team Members While Significantly Improving Profitability • AOE Improvement of $9.5M Over Trailing Twelve Months Compared to Prior Twelve-Month Comparable Period 12

Hospitality Market TECHNOLOGY | INNOVATION | SOLUTIONS ARR Market Opportunity ARR Product Opportunity $4.8 Billion $4.8 Billion SA $0.35B 7% APAC $1.36B PMS 28% $1.61B NA 34% $1.72B POS 37% $3.18B 66% EMEA $1.36B 28% Agilysys Revenue ~ $127.5M* *Trailing twelve months ended June 30, 2018. 13

Growing Need for Agilysys Products TECHNOLOGY | INNOVATION | SOLUTIONS • Guests Increasingly Demand “New” Tech • New Guest Experience Solutions: Mobile, Self-Service, Preference-Based, Social-Aware • Competition for Our Customers to Get Ahead of the Technology Curve • Few Vendors Focused Solely on Hospitality • Large Enough to Meet Enterprise Needs • Small Enough to be Flexible & Agile Dining Experience Lodging Experience HOTEL 14

Go To Market Strategy TECHNOLOGY | INNOVATION | SOLUTIONS OBSESSIVELY CUSTOMER CENTRIC IN EVERY MARKET WE SERVE ENGINEERING DRIVEN COMPANY 116% ~30% FY19 increase in YTD developer improvement capacity since in customer Jan 2017 retention vs. FY18 15

Growth in Engineering Capacity TECHNOLOGY | INNOVATION | SOLUTIONS Jan 1, 2017 Aug 31, 2018 Growth R&D 229 435 90% Developers 134 290 116% Total Headcount 725 860 19% R&D/HC 32% 51% Developers/HC 18% 34% Contractors 102 23 16

India Development Center TECHNOLOGY | INNOVATION | SOLUTIONS • 34,000 Square Feet • 330 Employee Capacity • 295 Out of 310 Current Employees are Technical Staff Chennai 17

Senior Management Leading New Growth Vision TECHNOLOGY | INNOVATION | SOLUTIONS RAMESH SRINIVASAN - President and Chief Executive Officer Ramesh is an accomplished CEO with leadership and turnaround success across multiple industries resulting in rapid and sustainable long-term growth and significant increases in shareholder value. TONY PRITCHETT - Chief Financial Officer Tony is a certified public accountant who joined Agilysys in 2012 as controller of the Retail Solutions Group, bringing with him prior financial experience with software and SaaS companies. PRABUDDHA BISWAS - Chief Technology Officer Prabuddha brings over 30 years of successful software development and innovative technology leadership to Agilysys, where his direct responsibilities include leadership and oversight of the Company’s technology vision and strategy, along with research and development for its next generation rGuest platform hospitality solutions. DON DEMARINIS - Senior Vice President Sales, Americas Don brings extensive industry experience and success at Oracle and Micros selling hospitality technology and services to global clients across markets where he led sales increases of up to 30% per annum. 18

Senior Management Leading New Growth Vision TECHNOLOGY | INNOVATION | SOLUTIONS KYLE C. BADGER - Senior Vice President, General Counsel and Secretary Kyle leads our global legal and human resources teams, and brings over 22 years of legal experience representing public and private companies in general corporate matters. PRAKASH BHAT - Vice President and Managing Director (India) Prakash brings 30+ years of experience in technology and management with an impressive track record of building new companies to create a strong market presence for established organizations in new locations. SRIDHAR LAVETI - Vice President of Established Products and Customer Support Sridhar leads the product engineering and management teams for established Agilysys products and oversees customer support. He brings 25+ years of technology and management leadership across multiple industries. ROB JACKS - Vice President of Professional Services Rob is responsible for building and delivering a high-caliber professional services team. As a prior CIO, Rob brings a reputation as a transformational executive who can deploy complex solutions with a measurable ROI. HEATHER FOSTER - Vice President of Marketing Heather is an accomplished marketing executive focused on high growth companies for business-to-business technology, enterprise software and cloud across multiple industries to successful outcomes. 19

FINANCIAL OVERVIEW

Evolving Business, Evolving P&L TECHNOLOGY | INNOVATION | SOLUTIONS Financial Metrics and Valuation (*TTM) Business Metrics (as of 6/30/18) Share Price (9/7/18) $15.57 Direct POS End Points Managed ~48k Diluted Shares Outstanding 23.1M Y/Y Growth 18% Diluted Market Capitalization $359.7M Direct Hotel Rooms Managed ~264k Y/Y Growth 6% Cash (as of 06/30/18) $35.1M Recurring Revenue* 55% Debt (as of 06/30/18) $0.1M As % of Total Revenue Enterprise Value $324.7M Subscription Revenue* 30% As % of Recurring Revenue Revenue $127.5M Services Revenue* 19% Gross Profit $65.6M As % of Total Revenue Adjusted EBITDA^ $10.6M Subscription Revenue Growth Y/Y* 26% Adjusted Earnings from Operations^ ($2.3M) rGuest as % of Total Revenue* 7% Earnings per Share ($0.31) New Customer Count* 80 EV/Revenue 2.5x EV/Gross Profit 4.9x ^Non-GAAP measure, see reconciliation on slide 27. *Trailing twelve months ended June 30, 2018. 21

Strong Balance Sheet TECHNOLOGY | INNOVATION | SOLUTIONS Consolidated Balance Sheet (in thousands) March 31, 2018 June 30, 2018 Cash, Cash Equivalents and Marketable Securities $39,943 $35,076 Other Current Assets 23,981 32,765 Long-Term Assets 93,283 94,387 Total Assets $157,207 $162,228 Current Liabilities $44,581 $48,451 Other Liabilities 4,195 4,028 Total Liabilities $48,776 $52,479 Shareholders’ Equity 108,431 109,749 Total Liabilities and Shareholders’ Equity $157,207 $162,228 22

Historical Financial Results - Trailing Twelve Months TECHNOLOGY | INNOVATION | SOLUTIONS Revenue - GAAP Net Loss - GAAP $130,000 $127,678 $127,360 $127,502 ($1,000) $125,000 Record ($6,000) ($3,765) Revenue $120,366 Quarter ($7,128) $120,000 (Q1’19) ($11,000) ($8,350) ($11,721) $115,000 ($16,000) FY16 FY17 FY18 TTM* FY16 FY17 FY18 TTM* Adjusted EBITDA – Non-GAAP^ Adjusted Earnings from Operations–Non GAAP^ $12,000 $10,553 $0 $9,082 ($2,266) $8,000 ($7,000) Two ($5,976) $4,287 $4,478 Consecutive Quarters ($14,000) ($11,568) $4,000 with Adj. EBITDA over $3M ($16,661) ($21,000) $0 FY16 FY17 FY18 TTM* FY16 FY17 FY18 TTM* All numbers in thousands. *Trailing twelve months ended June 30, 2018. ^ Non-GAAP measure, see reconciliation on slide 27. 23

Non-GAAP Profitability Metrics - Quarterly TECHNOLOGY | INNOVATION | SOLUTIONS Adjusted EBITDA – Non-GAAP^ Adjusted Earnings from Operations–Non GAAP^ $3,500 $3,061 $3,113 $564 $500 $237 $2,500 $2,310 ($500) $2,069 $1,640 ($1,500) ($1,158) $1,500 Q3-FY18 ($1,909) ($2,500) included $700K of $500 capex for ($3,500) IDC ($3,475) expansion ($3,779) ($500) ($234) ($4,500) Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 27. 24

Estimated 10% - 20% Four-Year Revenue Growth CAGR TECHNOLOGY | INNOVATION | SOLUTIONS Revenue Possibilities 290 270 250 230 210 190 170 150 130 FY18 FY19 FY20 FY21 FY22 20% CAGR 15% CAGR 10% CAGR Targeting AOE of between 10%-20% of Revenue by FY2021 (begins April 2020) 25

APPENDIX

Non-GAAP Reconciliation TECHNOLOGY | INNOVATION | SOLUTIONS AGILYSYS, INC. RECONCILIATION OF NET LOSS TO ADJUSTED EARNINGS FROM OPERATIONS (UNAUDITED) Twelve Months Ended March 31 (In thousands) TTM* 2018 2017 2016 Net loss $ (7,128) $ (8,350) $ (11,721) $ (3,765) Income tax expense (benefit) (3,379) (3,251) 236 6 Loss before taxes (10,507) (11,601) (11,485) (3,759) Depreciation of fixed assets 2,626 2,631 2,409 2,199 Amortization of intangibles 1,936 1,879 1,392 1,243 Amortization of developed technology 10,372 10,016 8,012 1,022 Interest income (113) (88) (147) (63) EBITDA (a) 4,314 2,837 181 642 Share-based compensation 3,879 4,688 2,427 3,405 Restructuring, severance and other charges 2,201 1,798 1,561 283 Asset write-offs and other fair value adjustments - - - 180 Other non-operating (income) expense (82) (391) 224 (491) Legal settlements 241 150 85 268 Adjusted EBITDA (b) $ 10,553 $ 9,082 $ 4,478 $ 4,287 Capital expenditures (4,759) (6,140) (4,158) (5,900) Capitalized software development costs (8,060) (8,918) (11,888) (15,048) Adjusted Earnings from Operations (c) $ (2,266) $ (5,976) $ (11,568) $ (16,661) (a) EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization (b) Adjusted EBITDA, a non-GAAP financial measure, is defined as income before income taxes, interest expense (net of interest income), depreciation and amortization (including amortization of developed technology), and excluding charges relating to i) legal settlements, ii) restructuring, severance, and other charges, iii) asset write-offs and other fair value adjustments, iv) share-based compensation, and v) other non-operating (income) expense (c) Adjusted Earnings from Operations, a non-GAAP financial measure, is defined as Adjusted EBITDA, less capital expenditures and capitalized software development costs *Trailing twelve months ended June 30, 2018. 27

Cash Flow TECHNOLOGY | INNOVATION | SOLUTIONS TTM* FY18 FY17 FY16 Operating activities Loss from continuing operations $ (7,128) $ (8,350) $ (11,721) $ (3,765) Non cash adjustments, restructuring, legal settlements 16,227 16,586 14,110 7,741 Changes in assets & liabilities (3,104) (1,362) 1,044 3,242 Net cash provided by operating activities 5,995 6,874 3,433 7,218 Investing activities Capital expenditures (4,759) (6,140) (4,158) (5,900) Capitalized developed software (8,060) (8,918) (11,888) (15,048) Investments (27) (27) 2,181 (65) Net cash used in investing activities (12,846) (15,085) (13,865) (21,013) Net cash used in financing activities (1,524) (1,295) (847) (577) Effect of exchange rate 43 194 (74) (87) Decrease in cash & cash equivalents (8,332) (9,312) (11,353) (14,459) Cash & cash equivalents - beginning of period 43,408 49,255 60,608 75,067 Cash & cash equivalents - end of period $ 35,076 $ 39,943 $ 49,255 $ 60,608 *Trailing twelve months ended June 30, 2018. 28

Agilysys Corporate Headquarters Agilysys Global Footprint • Alpharetta, Georgia Agilysys US Offices • Las Vegas, Nevada • Santa Barbara, California • Bellevue, Washington Agilysys EMEA Office Windsor, UK • United Kingdom Seattle, WA Las Vegas, NV Agilysys APAC Offices Santa Barbara, CA Alpharetta, GA • Hong Kong Shenzhen, China Hong Kong • Malaysia Chennai, India • Philippines Manila, Philippines Kuala Lumpur, Malaysia • Singapore Singapore • China Agilysys Demonstration Centers • Alpharetta, Georgia • Las Vegas, Nevada Principal Location India Development Center Country with Installation Reseller • Chennai, India 29

Contact: Tony Pritchett Richard Land / Norberto Aja Chief Financial Officer JCIR (770) 810-7941 (212) 835-8500 InvestorRelations@agilysys.com agys@jcir.com 30